Amendment Number One to the Stock Purchase Agreement

This Amendment Number One ("Amendment"), dated June 16, 2021, is made by Tsang Po Yee, Bella, with address at Unit 602, 6/F, Block B, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong SAR, (the "Seller") and Chan Heng Fai, with an address of c/o Alset International Limited, 7 Temasek Boulevard ##29-01B, Suntec Tower One, Singapore 038987 (the "Buyer"), and amends the Stock Purchase Agreement, dated May 24, 2021, signed June 8, 2021, made by Buyer and Seller ("Agreement"). Buyer and Seller are sometimes referred to individually as a "Party" and collectively as the "Parties."

Background: The Parties are amending the Agreement by this Amendment in order to extend the date for the closing of the purchase of the 2 million shares of Common Stock, $0.00001 par value, of Value Exchange International, Inc. ("Company") owned by Seller and being sold to Buyer under the Agreement.

For good and valuable consideration, the sufficiency of the consideration being acknowledged by the Parties, the Parties agree:

1. Definitions. Capitalized terms used in this Amendment and not defined in this Amendment will have the meanings set forth in the Agreement.

2. Amendment. (a) Amendment to Section 4(a). The Parties amend Section 4(a) of the Agreement by revising Section 4(a) to read in its entirety as follows: "(a) Time; Place; Outcome. The closing of the Sale of the Shares (the "Closing") will take place on the date mutually agreed upon by both Buyer and Seller, but in any event not later than on July 7, 2021, unless mutually agreed to a later date by both Parties. The Closing shall be conducted remotely by the Parties. At the Closing, Seller shall to transfer to Buyer clear and marketable title to the Shares, free and clear of any and all liens, claims, encumbrances and adverse interests of any kind (other than as provided in Section 3 above), by delivering to the Buyer a duly issued stock certificate evidencing the Shares, in the name of the Buyer and recorded on the stock transfer ledger of the Company by the Company's stock transfer agent, and Buyer shall deliver by wire transfer the funds representing the Purchase Price to Seller. Buyer will pay wire transfer fees."

(b) No Other Amendment. This Amendment makes no other modifications of any other section of the Agreement.

3. Integration. This Amendment and the Agreement shall be read and construed as the same agreement and instrument and any conflict or ambiguity between this Amendment and the Agreement will be resolved by reference to this Amendment.

4. Miscellaneous. (a) Entire Agreement. This Amendment is the entire agreement of the Parties on the subject matter above and may only be amended by a writing signed by the Parties.

(b) Counterparts. This Amendment may be signed in multiple counterparts, each one being the same agreement and instrument.

(c) Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Nevada, U.S.A. Parties submits to the exclusive jurisdiction of Eighth Judicial District Court of Clark County, Nevada and the United States District Court of the State of Nevada, as well as appellate courts thereto, (collectively, "Nevada Courts") in any action or proceeding arising out of or relating to or based upon this Amendment and each Party agrees that all claims in respect of the action or proceeding may be heard and determined in any of the Nevada Courts. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Amendment in any other court. Each Party waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.

(d) Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of Parties and their respective successors and assigns.

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of June 28, 2021.

Signature:________________________
TSANG Po Yee, Bella

Signature:________________________
CHAN Heng Fai

STOCK PURCHASE AGREEMENT

AGREEMENT (this "**Agreement**") dated May 24th, 2021, by and between TSANG Po Yee, Bella, with an address of Unit 603, 6/F. Block B, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T. HONG KONG (the "**Seller**"), and CHAN Heng Fai, with an address of c/o Alset International Limited, 7 Temasek Boulevard #29-01B, Suntec Tower One, Singapore 038987 (the "**Buyer**"). Buyer and the Seller are sometimes hereinafter collectively referred to as the "**Parties**".

WHEREAS, Seller is the legal and beneficial owner of Two Million (2,000,000) shares of common stock, par value $0.00001 per share (the "**Common Stock**") of Value Exchange International, Inc., a Nevada corporation that is a reporting company under the Securities Exchange Act of 1934, as amended, (the "**Company**");

WHEREAS, for good and valuable consideration, Seller desires to transfer and sell to Buyer all right, title and interest in the Common Stock and Buyer desires to purchase all such right, title and interest in such shares of Common Stock (the "**Sale**");

NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. **Sale of Common Stock.**

(a) Shares to be Acquired. At the Closing, and upon the terms and subject to the conditions of this Agreement, and upon the representations, warranties and covenants herein made, the Seller shall transfer and sell to Buyer, and Buyer agrees to purchase from the Seller, Two Million (2,000,000) shares of common stock (the "**Shares**"), for the Purchase Price hereinafter set forth.

(b) Purchase Price. Upon the terms and subject to the conditions set forth in this Agreement, upon the representations, warranties and covenants made herein, and in exchange for the Shares of Common Stock, Buyer hereby agrees to deliver to the Seller at the Closing an amount equal to Four Hundred Twenty Thousand U.S. Dollars and zero Cents **(USD$420,000.00)**, in the aggregate, in immediately available funds (the "**Purchase Price**" at a price per Share (the "**Per Share Price**") equal zero U.S. Dollars and twenty-one Cents (USD$0.21), which funds shall be delivered to the Seller as Seller shall direct.

2. **Representations and Warranties of Seller.** Seller hereby represents and warrants to Buyer, which representations and warranties shall survive the Closing, the following:

(a) The Shares are wholly-owned by Seller free and clear of all liens, agreements, security interests, claims, charges and encumbrances of any kind and nature and no third party holds any right or interest (beneficial or otherwise) in the Shares. The Shares are not subject to any restrictions, directly or indirectly, with respect to their transferability or any other restrictions, other than as set forth in Section 3 below.

(b) In determining whether to make this sale, Seller has relied solely on Seller's own knowledge and understanding of the Purchaser and its business based upon Seller's own due diligence investigation. Seller understands that no person has been authorized to give any information or to make any representations and Seller has not relied on any other representations or information in making its decision, whether written or oral, relating to the Company, its operations and/or its prospects.

(c) This Agreement is the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. Seller has full power and authority to enter into and consummate this Agreement and sell the Shares, the consent of no other party or entity is necessary for the consummation of the transactions contemplated herein. The execution, delivery and performance by Seller of this Agreement will not result in any willful violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or federal law to which Seller is subject, any mortgage, indenture, agreement, document, instrument, judgment, decree, order, rule or regulation, or other restriction to which Seller is a party or by which Seller may be bound, or result in the creation of any lien upon any of the properties or assets of Seller pursuant to any such term, or result in the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to Seller or any of Seller's respective assets or properties.

3. <u>Representations and Warranties of Buyer</u>. The Buyer hereby represents and warrants to Seller, which representations and warranties shall survive the Closing, the following:

(a) Buyer has all requisite power and authority to execute, deliver and perform under this Agreement and the other agreements, certificates and instruments to be executed by Buyer in connection with or pursuant to this Agreement. Upon execution and delivery by Buyer at the Closing, this Agreement is a legal, valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(b) The Buyer understands that no United States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company, Seller or the Shares.

(c) Buyer is not a "U.S. Person" as defined in Rule 902 of Regulation S promulgated under the Securities Act of 1933, as amended (the "**<u>Securities Act</u>**"). At the time the sale of the Shares was originated, the Buyer was outside the United States.

(d) Buyer is (i) sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Shares and (ii) able to bear the economic risk of his investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

(e) Buyer did not learn of the investment in the Shares as a result of any public advertising or general solicitation, and is not aware of any public advertisement or general solicitation in respect of the Company or its securities.

(f) Buyer acknowledges and understands the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act. The Shares have not been registered under the Securities Act, and, if in the future, in accordance with the terms of this Agreement, Buyer decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only: (i) pursuant to an effective registration statement filed under the Securities Act, (ii) pursuant to an exemption from registration under Rule 144 promulgated thereunder ("Rule 144"), if available, or (iii) pursuant to any available other exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. Buyer agrees that if any assignment, disposition, transfer, pledge of or similar action with respect to its Shares or any interest therein is proposed to be made by Buyer or its affiliates, as a condition precedent to any such action, Buyer shall be required to deliver to the Company an opinion of counsel satisfactory to the Company that such action does not violate the Securities Act or the rules and regulations promulgated thereunder. Absent registration or an available exemption from registration, Buyer agrees that it will not take any such action with respect to the Shares.

(g) The Buyer is purchasing the Shares solely for investment purposes, for the Buyer's own account and not for the account or benefit of any U.S. person, and not with a view towards the distribution or dissemination thereof and the Buyer has no present arrangement to sell the interest in the Shares to or through any person or entity. The Buyer understands that the Shares must be held indefinitely unless such Shares are resold in accordance with the provisions of Regulation S and otherwise in accordance with the restrictions described herein.

(h) In determining whether to make this investment, Buyer has relied solely on Buyer's own knowledge and understanding of the Company and its business based upon Buyer's own due diligence investigation. Buyer understands that no person has been authorized to give any information or to make any representations and Buyer has not relied on any other representations or information in making its investment decision, whether written or oral, relating to the Company, its operations and/or its prospects.

(1) Buyer has substantial experience in evaluating and investing in transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Buyer must bear the economic risk of this investment until the Shares are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale. Buyer is able to bear the economic risks of an investment in the Shares and to afford a complete loss of Buyer's investment in the Shares.

(j) Buyer acknowledges that: (i) Buyer is an Affiliate of the Company and (ii) Buyer is aware of the provisions of Regulation S promulgated under the Securities Act and

agrees that it will not resell the Shares except in accordance with the provisions of Regulation S (Rule 901 through 905), pursuant to a registration under the Securities Act, or pursuant to an available exemption from registration. Buyer is aware that the Shares will bear substantially the following legend:

> "THESE SECURITIES (i) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, (B) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE RESALE LIMITATIONS SET FORTH IN RULE 905 OF REGULATIONS S UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

(k) Buyer will not engage in hedging transactions with regard to prior to the expiration of the distribution compliance period specified in Rule 903 of Regulation S unless in compliance with the Securities Act; and as applicable, shall include statements to the effect that the securities have not been registered under the Securities Act and may not be offered or sold in the United States or to US persons (other than distributors) unless the Shares are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available.

(l) The execution, delivery and performance of this Agreement by Buyer will not conflict with or result in the breach of any term or provision of, or violate or constitute a default under, any charter provision or bylaw or under any material agreement, to which Buyer is a party or by which Buyer is in any way bound or obligated.

(m) Buyer has carefully considered and has discussed with the Buyer's professional legal, tax, accounting and financial advisors, to the extent the Buyer has deemed necessary, the suitability of this investment and the transactions contemplated by this Agreement for the Buyer's particular federal, state, local and foreign tax and financial situation and has determined that this investment and the transactions contemplated by this Agreement are a suitable investment for the Buyer. Buyer relies solely on such advisors and not on any statements or representations of the Company, Seller or any of its agents. Buyer understands that Buyer (and not the Seller) shall be responsible for Buyer's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(n) No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of Buyer in connection with the transactions contemplated by this Agreement.

(o) Buyer agrees it will not disclose, and will not include in any public announcement, the name of Seller or the Company, unless expressly agreed to by Seller or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

4. Closing.

(a) Time; Place; Outcome. The closing of the Sale of the Shares (the "**Closing**") will take place on the date mutually agreed upon by both Buyer and Seller, but in any event no later than [5 working days], unless mutually agreed to a later date by both Parties. At the Closing, Seller shall to transfer to Buyer clear and marketable title to the Shares, free and clear of any and all liens, claims, encumbrances and adverse interests of any kind (other than as provided in Section 3 above), by delivering to the Buyer the certificates for the Shares in negotiable form, duly endorsed in blank, or with stock transfer powers executed and attached thereto, and Buyer shall deliver the funds representing the Purchase Price to Seller.

(b) Conditions Precedent to Buyer's Obligations. The obligations of the Buyer at the Closing shall be subject to the satisfaction on or prior to the Closing of the following conditions precedent, any one or more of which may be waived by the Buyer:

(i) Representations and Warranties. The representations and warranties by Seller in Section 2 hereof shall be true and accurate on and as of the Closing.

(ii) Performance. Seller shall have performed and complied with all agreements and conditions contained herein or in other ancillary documents incident to the transactions contemplated by this Agreement required to be performed or complied with by them prior to or at the Closing.

(iii) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be presented and delivered to the Buyer, shall be satisfactory in substance and form to the Buyer or his counsel, and the Buyer or his counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

(iv) Consents. Seller shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the transaction and sale of the Shares.

(c) Conditions Precedent to Seller' Obligations. The obligations of the Seller

at Closing shall be subject to the satisfaction, on or prior to the Closing, of the following conditions precedent, any one or more of which may be waived by the Seller.

(i) Representations and Warranties. The representations and warranties of the Buyer in Section 3 hereof shall be true and accurate on and as of the Closing.

(ii) Performance. The Buyer shall have performed and complied with all agreements and conditions contained herein or in other ancillary documents incident to the transactions contemplated by this Agreement required to be performed or complied with by him prior to or at the Closing.

(iii) Consents; Authorizations. The Buyer shall have secured all permits, consents and authorizations, if any, that shall be necessary or required lawfully to consummate this Agreement.

(iv) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory in substance and form to Seller or their counsel, and Seller or their counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

(d) At any time and from time to time after the Closing, the Parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

5. Miscellaneous.

(a) Entire Agreement. This Agreement contains the entire understanding of the Parties and supersedes all previous verbal and written agreements. There are no other agreements, representations, or warranties set forth herein.

(b) Notices. All notices or other documents under this Agreement shall be in writing and delivered in person or mailed by certified mail, postage prepaid, addressed to the Parties at the addresses first above written, on any new address designated in like manner by any party hereto.

(c) Waiver. No delay or failure by either party to exercise any right under this Agreement, and no partial or single exercise of such right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

(d) Survival of Agreements. All agreements, covenants, representations and warranties contained herein or made in writing in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement.

(e) Events of Termination. Anything herein or elsewhere to contrary notwithstanding, this Agreement may be terminated by written notice of termination at any time before the purchase of the Shares by mutual written consent of the Parties.

(f) Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada, U.S.A. Parties submits to the jurisdiction of Eighth Judicial District Court of Clark County, Nevada and the United States District Court of the State of Nevada, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each Party waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.

(g) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of Parties and their respective successors and assigns.

(h) Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(i) Headings. The descriptive headings of the Sections hereof are inserted for convenience only and do not constitute a part of this Agreement.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of 8th June 2021.

SELLER:

____

TSANG Po Yee, Bella

BUYER:

____

CHAN Heng Fai